                                                                   EXHIBIT 10.51

[* * *] = CONFIDENTIAL PORTIONS OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
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                                                     Privileged and Confidential

                          AGREEMENT WITH RESPECT TO THE
                           DEFENSE OF SMITH & WESSON:
                               FIREARMS LITIGATION

     This Agreement is entered into this 11th day of November, 2004 (the "Effective Date") between and among : (i) Smith & Wesson Corp., on its own behalf, as well as on behalf of each of its post June 9, 1987 directors, officers, employees, agents, subsidiaries, divisions, affiliates, predecessors-in-interest, successors-in-interest, and all persons acting by, through or under any of them (hereinafter collectively referred to as "Smith & Wesson"); and (ii) [* * *], on its own behalf and on behalf of its past, present and future directors, officers, employees, agents, subsidiaries, divisions, affiliates, predecessors-in-interest, successors-in-interest, and all persons acting by, through or under any of them (hereinafter collectively referred to as "[* * *]"). The parties hereto collectively shall be referred to as the "Parties."

     WHEREAS, [* * *] issued a series of commercial general liability and commercial umbrella liability policies to Smith & Wesson and/or to Tomkins PLC, under which Smith & Wesson is a named insured (the "[* * *] Policies"). Among those policies is policy number [* * *], with a policy period of June 1, [* * *]
- June 1, [* * *] (the "[* * *] Umbrella Policy").

     WHEREAS, Smith & Wesson has incurred and may incur in the future certain liabilities, defense costs and damages arising out of the Firearms Litigation as more fully defined in Article I, Paragraph B;

     WHEREAS, there is a dispute between the Parties over coverage under the
[* * *] Policies for all or some of the claims involved in the Firearms Litigation;
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     WHEREAS, by this Agreement, Smith & Wesson and [* * *] intend to compromise and settle certain disputes as to defense of the Firearms Litigation as described herein strictly as a business accommodation and unrelated to the merits of the respective claims of the parties hereto, without waiver or prejudice to their respective positions on claims handling, policy wording or coverage as contained in the [* * *] Policies or in other matters;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements and undertaking set forth herein, and intending to be legally bound, Smith & Wesson and [* * *] agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     As used throughout this Agreement, the following terms shall be given the following meanings:

     A. Defense Costs shall mean and include the fees, expenses or costs incurred or to be incurred by or on behalf of Smith & Wesson in the defense of the Firearms Litigation, including all fees, expenses or costs that are directly allocated or attributable to the defense of the Firearms Litigation in general. Defense Costs shall include, but shall not be limited to, joint defense costs, investigative expenses, attorney fees, expert fees, consultant fees, witness fees, jury consultant fees, focus group and jury research charges, exhibit preparation expenses, courtroom video presentation and equipment, demonstrative evidence expenses, postage, photocopying charges, facsimile charges, costs incurred to preserve documents or evidence, computer research costs, computerized document storage and retention charges, court charges, fees for mediators, arbitrators, or special masters, all premiums on appeal bonds, court reporting charges and all other expenses typically incurred in connection with the


                                       -2-
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defense of a lawsuit. Defense Costs shall also include all fees and expenses incurred and to be incurred by or on behalf of Smith & Wesson to pay [* * *] Defense Counsel, as defined in Article V, Paragraph A.

     B. Firearms Litigation shall mean those litigations listed on Exhibit A hereto.

                                   ARTICLE II
                               SCOPE OF AGREEMENT

     Smith & Wesson and [* * *] acknowledge and agree that the purpose of this Agreement is to resolve between and among themselves disputes as to the [* * *] Policies with respect to the defense of Smith & Wesson in the Firearms Litigation. This Agreement is intended to dispose of only those issues of coverage as identified herein.

                                   ARTICLE III
                                     DEFENSE

     A. Past Defense Costs. [* * *] will pay Smith & Wesson the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) (the "Settlement Amount") in settlement of any obligation to pay Defense Costs previously incurred by Smith & Wesson and reflected in invoices received by Smith & Wesson through April 30, 2004 in connection with the Firearms Litigation (the "Past Defense Costs").

     B. Payment of Past Defense Costs. The Settlement Amount shall be paid by [* * *] on or before December 31, 2004. The Settlement Amount shall be transferred electronically to the following account:

          [* * *]
          [* * *]
          [* * *]
          [* * *]
          [* * *]


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     C. Future Defense Costs.  Smith & Wesson shall forward to [* * *] all invoices received by Smith & Wesson on or after April 30, 2004 for Defense Costs with respect to services rendered or performed with respect to only those litigations listed on Exhibit B herein ("Future Defense Costs"). [* * *] shall pay Fifty Percent (50%) (the "[* * *] Share") of these Future Defense Costs represented by such invoices in accordance with the payment procedure set forth below at Article III, Paragraph D.

     D. Procedure for Payment of Future Defense Costs. Future Defense Costs will be paid promptly by [* * *] directly to Smith & Wesson after receipt of invoices for Defense Costs, unless written objection to such Defense Costs ("Objections to Defense Costs") is made by [* * *] within such time. If Objection to Defense Costs is made in good faith by [* * *], [* * *] shall withhold from payment only that portion of the Defense Costs to which a good faith objection is made.

     E. Arbitration. If the parties disagree on an Objection to Defense Costs made by [* * *], the party wishing to adjust, settle or compromise such Objection to Defense Costs shall, by legal counsel, notify legal counsel for the other party, through a confidential written description of the dispute concerning the Objection to Defense Costs that fairly describes the Defense Costs at issue. Legal counsel for the party receiving the Objection to Defense Costs shall send legal counsel for the other party a confidential written communication stating in full its position(s) regarding the Objection to Defense Costs. If an adjustment, settlement or compromise is reached by the Parties, then the Objection to Defense Costs shall be irrevocably resolved. If a full adjustment, settlement or compromise is not reached, then either party shall either:


                                       -4-
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          (a) refrain from adjusting, settling or compromising the Objection to
Defense Costs;

          (b) adjust, settle or compromise the Objection to Defense Costs only to the extent agreed to by the other party; or

          (c) submit the dispute to binding arbitration, such arbitration to be conducted pursuant to the protocol set forth in Exhibit C herein.

     F. Reservation of Rights. All payments of Future Defense Costs will be without prejudice to [* * *] and pursuant to a full and complete reservation of rights, including the right to recover Defense Costs paid with respect to uncovered claims, provided:

          (a) [* * *]'s right to recover Future Defense Costs applies only to defense costs incurred by Smith & Wesson after the Effective Date of this Agreement;

          (b) The amount of Future Defense Costs potentially recoverable by [* * *] under Article III, Paragraph F shall not exceed the dollar amount reflected on invoices for Future Defense Costs received by [* * *] on a particular litigation/claim during the period one hundred and twenty (120) days prior to the time [* * *] notified Smith & Wesson that [* * *] had determined a particular litigation/claim to be an uncovered claim; and

          (c) If the parties disagree as to [* * *]'s determination that a litigation/claim has become an uncovered claim, or if there is any dispute regarding Article III, Paragraph F, either party may submit the dispute to binding arbitration, such arbitration to be conducted pursuant to the protocol set forth in Exhibit C herein.


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                                                     Privileged and Confidential

     G. Exhaustion of Limits. [* * *] will not be obligated to defend any suit or claim after the applicable Limits of Insurance in the [* * *] Umbrella Policy have been exhausted by payment of judgments or settlements.

                                   ARTICLE IV
                        APPLICATION OF POLICY PROVISIONS

     A. Aggregate Limits Exhaustion. Smith & Wesson and [* * *] agree, for purposes of this defense agreement only, that the Firearms Litigation shall be treated as product liability claims. In addition, Smith & Wesson and [* * *] agree that the limits of the policies underlying the [* * *] Umbrella Policy are deemed properly exhausted with respect to the Firearms Litigation and all other product liability claims.

     B. Nonwaiver. Smith & Wesson and [* * *] agree that except as otherwise provided herein, this Agreement does not constitute a waiver of any of the terms and conditions of the [* * *] Policies, and all rights and defenses under the [*
* *] Policies are hereby reserved, nor does anything in this Agreement provide a basis for asserting an estoppel against any party's assertion of any policy term, condition, defense or exclusion.

                                    ARTICLE V
                               COUNSEL AND CONTROL
                             OF FIREARMS LITIGATIONS

     A. [* * *] Defense Counsel. There shall be one law firm chosen as [* * *] Defense Counsel which shall be responsible for representing Smith & Wesson and advising Smith & Wesson in litigation, coordination of discovery and pleadings, trial preparation, trial (if advisable), settlement negotiation and all other activities necessary to the effective and consistent defense of Smith & Wesson in the Firearms Litigation. [* * *] Defense Counsel


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shall be the law firm Shook, Hardy & Bacon. Any change in [* * *] Defense
Counsel shall be the decision of Smith & Wesson.

     B. Defense Counsel. The selection of counsel in connection with the defense of any Firearms Litigation shall be the responsibility of Smith & Wesson. All defense counsel already retained by Smith & Wesson shall continue in place. Any change in defense counsel shall be the decision of Smith & Wesson.

     C. Control of Litigation. Smith & Wesson and [* * *] agree, to the extent the best interests of Smith & Wesson are served, to cooperate in the investigation, defense and control of the Firearms Litigation.

                                   ARTICLE VI
                                  MISCELLANEOUS

     A. Dismissal. On or before [* * *], Smith & Wesson shall cause a Stipulation of Dismissal with Prejudice to be executed and filed with the United States District Court, [* * *], with respect to the action entitled Smith & Wesson Corp. v. [* * *], Civil Action Case No.[* * *].

     B. Release As To Past Defense Costs.  In consideration of the payment by
[* * *] of the Settlement Amount, Smith & Wesson hereby fully releases, acquits, and discharges [* * *] from any and all claims, liabilities, actions, direct actions, causes of action, demands, rights, damages, judgments, debts, obligations, assessments, costs, deficiencies or other expenses which Smith & Wesson ever had, now has, or hereafter can, shall or may have under the [* * *] Umbrella Policy, and/or any other commercial general liability or commercial umbrella liability policy issued by [* * *], with respect to


                                       -7-
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Defense Costs previously incurred by Smith & Wesson and reflected in invoices received by Smith & Wesson through [* * *] in connection with the Firearms Litigation.

     C. Limited Release As To Future Defense Costs.  Except to the extent
[* * *] is obligated to pay Future Defense Costs pursuant to this Agreement, Smith & Wesson hereby fully releases, acquits, and discharges [* * *] from any and all claims, liabilities, actions, direct actions, causes of action, demands, rights, damages, judgments, debts, obligations, assessments, costs, deficiencies or other expenses which Smith & Wesson ever had, now has, or hereafter can, shall or may have under the [* * *] Umbrella Policy, and/or any other commercial general liability or commercial umbrella liability policy issued by [* * *], with respect to Future Defense Costs.

     D. Indemnification/Hold Harmless:

          (a) In the event that any party, including Smith & Wesson, asserts a claim against [* * *] in connection with any Firearms Litigation released herein, Smith & Wesson agrees to indemnify, defend and hold harmless [* * *] from any and all liabilities incurred as a result of any such claims and/or litigations.

          (b) Inasmuch as any claim against [* * *] as described in this paragraph may affect the rights and interests of Smith & Wesson, the Parties agree to consult and act in good faith with respect to the other's legitimate rights and interests in responding to and defending against any such matters. [* * *] shall notify Smith & Wesson of any claim for which [* * *] seeks a defense and/or indemnification under this paragraph within 30 days after the claim becomes known to [* * *], or such earlier time as is required to prevent prejudice to Smith & Wesson. If any such claim is made against [* * *], Smith & Wesson, through its own counsel and at its cost and expense, shall use all


                                       -8-
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reasonable efforts to obtain the dismissal of [* * *] and the substitution of
Smith & Wesson on the basis that [* * *]'s obligation under the [* * *] Policies with respect to the Firearms Litigation were finally resolved by a reasonable good faith settlement of Smith & Wesson's claims for coverage and [* * *]'s defenses to coverage.

          (c) If any such claim is not dismissed as against [* * *], Smith & Wesson shall select, and at its own expense retain, subject to [* * *]'s approval, which shall not be unreasonably withheld, counsel of its choice to represent [* * *] with respect to the claim. Such counsel shall not have any conflict with respect to [* * *] or positions taken or to be taken by [* * *]. [* * *]'s failure to notify Smith & Wesson that a conflict exists within seven
(7) days of receipt of notice of Smith & Wesson's selection of counsel shall be deemed an approval of Smith & Wesson' counsel selection. Smith & Wesson shall, in accordance with the terms of this Agreement, indemnify [* * *] against any judgment or good faith settlement resulting from such claim.

          (d) [* * *] and Smith & Wesson shall cooperate at each other's reasonable request in the production of documents, and assist in securing and giving evidence and obtaining the attendance of witnesses at deposition, hearing and trial.

          (e) In addition and notwithstanding the foregoing, [* * *] shall also have the right to participate, at its own expense, in defense of or in opposition to any discovery request, pleading, motion and/or trial.

          (f) At [* * *]'s option, in any filing or appearance in any proceeding in which Smith & Wesson defends as provided herein, [* * *] may be identified solely as "Certain Defendant, as Indemnified by Smith & Wesson," provided such identification is permitted by applicable court rules.


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          (g) Notwithstanding anything herein to the contrary, the obligation of
Smith & Wesson to indemnify, defend and hold harmless [* * *] shall not exceed the sum paid by [* * *] hereunder determined as of the date [* * *] notifies Smith & Wesson of a claim pursuant to Article VI, Paragraph D.

     E. Cooperation of Insured. Smith & Wesson agrees to cooperate and to provide [* * *] with reasonable access to relevant information and materials in connection with the defense of Firearms Litigation, including, but not limited to, the prompt notification of all newly filed claims. Smith & Wesson agrees to provide [* * *] with monthly status reports regarding the Firearms Litigation. These monthly status reports will be forwarded to [* * *] at the same time, and by the same method, as invoices for Future Defense Costs will be forwarded to [*
* *]. Provided, however, that nothing contained herein will require or cause Smith & Wesson to provide confidential, proprietary, privileged or legally protected documents or materials to [* * *]. In this regard Smith & Wesson, upon reasonable notice, will make available appropriate personnel to assist [* * *] and will provide reasonable access to documents and records, to the extent such personnel or documents exist and are available.

     F. Arms-Length Negotiations. This Agreement is the product of informed negotiations between parties of equal bargaining power and involves compromises of the Parties' previously stated legal positions. It is expressly acknowledged that each of the Parties, with the assistance of competent counsel, negotiated and drafted this Agreement and that any ambiguity shall not be construed for or against either of the Parties on account of such drafting.


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     G. Non-Admissibility.  The Parties hereto agree that this Agreement, all negotiations leading to this Agreement and all prior drafts of this Agreement shall not be admissible in any suit, action or other proceeding. It is expressly understood and agreed, however, that an executed copy of this Agreement is admissible in any proceeding necessary to enforce the terms of this Agreement or in which the proper interpretation of this Agreement is in issue.

     H. No Modification. No change or modification of this Agreement shall be valid or enforceable unless it is contained in a writing signed by the Party against whom the change or modification is sought to be applied.

     I. Confidentiality Agreement. The existence of this Agreement and the attachments hereto as well as the terms and conditions hereof shall remain strictly confidential and shall not be revealed by any Party or their respective attorneys or agents except with the prior written consent of all Parties to this Agreement. In the event that any party hereto, its counsel or other agents believes that disclosure of this Agreement is mandated by court order or law or is necessary to enforce the terms of this Agreement, that party, counsel or agent shall give at least thirty (30) days written notice, or as much notice as practicable where less than thirty (30) days is available, to all other parties to this Agreement prior to such disclosure. Said notice shall set forth in adequate detail all information that the party, counsel or agent proposes to disclose, the identity of each person to whom the information is to be disclosed, the statute or other legal authority purportedly requiring disclosure and the circumstances pursuant to which disclosure is proposed to be made.

          Nothing contained herein, however, shall prohibit disclosure of this Agreement by (i) [* * *] to reinsurers or retrocessionaires, (ii) Smith & Wesson to any of its


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former or current corporate parent(s), subsidiaries, divisions, affiliates, predecessors-in-interest, primary, umbrella and/or excess insurance carriers or indemnitors or its successors or assigns nor (iii) any party to its accountants or auditors, without prior approval from the other party hereto provided that any such person to whom such disclosure is to be made consents to the terms of the Confidentiality Agreement. Moreover, nothing contained herein shall prohibit any party from disclosing this Agreement to the Internal Revenue Service, foreign or state taxing authorities, or the Securities and Exchange Commission, as required by law or regulations.

     J. Governing Law. The interpretation and application of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in Massachusetts by citizens thereof.

     K. Venue. Except in relation to any Objection to Defense Costs or to any dispute arising out of Article III, Paragraph F, each of the parties:

          (a) consents to the exclusive jurisdiction of the United States District Court, District of Massachusetts, in Springfield for any litigation arising out of or relating to this Agreement;

          (b) agrees not to commence any litigation relating thereto except in such courts;

          (c) waives any objections to the laying of venue of any litigation arising out of this Agreement in the United States District Court, District of Massachusetts, in Springfield; and


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          (d) agrees not to plead or claim in any such court that any litigation brought in the United States District Court, District of Massachusetts, in Springfield has been brought in an inconvenient forum.

     L. Notices. Any notices to the respective Parties which are required hereunder shall be sent to the persons set forth below or to such other persons or addresses as shall be provided by a party to all other parties:

          (a)  if to [* * *], to:

               [* * *]
               [* * *]
               [* * *]
               [* * *]
               [* * *]

               with a copy to

               Mary F. Stafford, Esq.
               Clausen Miller
               10 South LaSalle Street
               Chicago, Illinois 60603-1098
               (312) 855-1010
               (312) 606-7777

          (b)  if to Smith & Wesson, to:

               Smith & Wesson Corp.
               2100 Roosevelt Avenue
               Springfield, MA 01102
               (413) 781-8300
               (413) 747-3217 Fax
               Attention: Ann B. Makkiya, Esq.
                          Corporate Counsel

               with a copy to:

               William J. Wright, Jr., Esq.
               37 Elm Street, Suite 5
               Westfield, NJ 07090
               (908) 233-5055
               (908) 233-7422 Fax


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     M. Integration.  This Agreement constitutes the entire agreement between
Smith & Wesson and [* * *] with respect to the subject matter hereof, and supersedes all prior discussions, agreements and understandings, both written and oral, among the Parties with respect hereto.

     N. Authority. Smith & Wesson and [* * *] respectively warrant and represent that they are authorized to enter into this Agreement on their own behalf and on behalf of their respective directors, officers, employees, agents, current and former subsidiaries, divisions, affiliates, predecessors-in-interest, successors-in-interest, assigns and all persons or entities acting through or under any of them and that respectively they have the legal authority to bind such persons and entities to the terms of this Agreement. Smith & Wesson and [* * *] also respectively represent and warrant that each person whose signature is affixed hereto is authorized to sign this agreement on behalf of his or her respective corporation and has the legal authority to bind his respective corporation hereto. Smith & Wesson also represents and warrants that it has the right to enter into the Agreement without the approval or ratification of the First Named Insured(s) under the [* * *] Policies.

     O. Headings. The headings of paragraphs are designed to facilitate ready reference to subject matter only and shall be disregarded when resolving any dispute concerning the meaning or interpretation of any language contained in this Agreement.

     P. Terminology. The use of the singular shall include the plural and vice versa where necessary to give effect to the Parties' intent. The use of the term "including" throughout this Agreement shall mean "including, without limitation."


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     Q. Counterparts.  The Agreement may be signed in counterparts which together shall constitute an original of this Agreement. This Agreement shall become effective as of the date first above written.

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly signed as of the date first above written.

SMITH & WESSON CORP.


By: /s/ John A. Kelly
    ---------------------------------
Name: John A. Kelly
Title: CFO

[* * *]

By: [* * *]
    ---------------------------------
Name: [* * *]
Title: [* * *]


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                                          CONFIDENTIAL MATERIALS AND INFORMATION
                                     PROTECTED BY THE CONFIDENTIALITY AGREEMENTS
                                                     ENTERED INTO BY THE PARTIES

                               FIREARMS LITIGATION

                                    EXHIBIT A

CASE CAPTION              COURT            DOCKET NO.
------------   -------------------------   ----------
               [* * * - 6 PAGES OMITTED]
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                                          CONFIDENTIAL MATERIALS AND INFORMATION
                                     PROTECTED BY THE CONFIDENTIALITY AGREEMENTS
                                                     ENTERED INTO BY THE PARTIES

                               FIREARMS LITIGATION
                        FUTURE DEFENSE COSTS LITIGATIONS

                                    EXHIBIT B

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------------   -------------------------   ----------
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
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                                    EXHIBIT C

                             ARBITRATION PROCEDURES

     If either party decides to submit a dispute as to an Objection to Defense Costs, the dispute shall be submitted to a panel of three (3) arbitrators, which panel shall have exclusive jurisdiction to resolve the dispute. The decision will be binding and conclusive and neither of the parties may resort to litigation in any court to resolve any disputes concerning an Objection to Defense Costs. The Parties agree that the arbitration process will be conducted as set forth herein.

     A. Notice. A notice requesting arbitration shall be given in writing by legal counsel, and shall identify the Objection to Defense Costs in dispute and shall be sent to the other party by certified mail, return receipt requested, or recognized air courier service that obtains a signature for the recipient.

     B. Venue.  The arbitration shall be held in New York, New York.

     C. Selection of Party Arbitrators. Each party shall select an arbitrator ("Party Arbitrator"), who shall have at least ten (10) years experience in handling insurance claims and knowledge of the availability of insurance coverage for such claims. Within (10 ) days after receipt of the notice of arbitration, each party shall provide to the other the name of its Party Arbitrator with a confidential affidavit executed by such Party Arbitrator attesting to his or her experience in handling insurance claims and knowledge of the availability of insurance coverage for such claims. If a party fails to appoint its Party Arbitrator within the said ten (10) day period, the party which has named its Party Arbitrator may then appoint the second Party
Arbitrator.
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     D. Selection of Umpire.  The two Party Arbitrators shall meet and/or confer within ten (10) days of their appointment and select a third arbitrator to act as umpire ("Umpire"). The Umpire shall have experience in the handling of insurance claims and have knowledge of the availability of insurance coverage for insurance claims. If the two (2) Party Arbitrators are unable to agree upon an Umpire within ten (10) days after such conference and/or meeting, the Umpire shall be selected from a list of six (6) individuals (three (3) named by each Party Arbitrator) with each Party Arbitrator eliminating two (2) individuals from the other arbitrator's list, and the Umpire being determined by a blind drawing from the two remaining individuals. Except for the arbitration, the Umpire shall not have any:

          (a) financial or personal interest in the parties or the result of the arbitration; or

          (b) past or present contractual, employment or consulting relationship with the parties (including their predecessors or affiliates), with any insurer that has issued policies to either of the parties within the past ten (10) years, or with any known claimant in the matter; provided, however, that a potential Umpire shall not be disqualified based on having incidentally purchased services or goods from one of the parties.

     E. Further Preservation of Privileges. [* * *] and Smith & Wesson agree that it is mutually desirable to conduct the arbitration in a manner that best protects communications therein from disclosure in any subsequent dispute, arbitration and/or litigation with insurers or other third-persons. [* * *] and Smith & Wesson therefore agree that after the selection of the Party Arbitrators, but prior to any


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
[* * *] = CONFIDENTIAL PORTIONS OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

substantive communications with the arbitrators regarding a particular dispute, [* * *] and Smith & Wesson shall jointly retain all of the arbitrators, including the Umpire, as counsel and/or consultants for both, or other wise enter into an arrangement suitable to attempt to ensure that all communications within the arbitration proceedings fall within the attorney-client privilege, work-product privilege, or other applicable privileges.

     F. Organizational Meeting. Within fourteen (14) days after the selection of the Umpire, the arbitration panel shall meet with the parties or their representative and establish a schedule for the submission of the statement of claim, briefing schedule, discovery procedures, if any, and hearing date.

     G. Statement of Claim. The party requesting arbitration shall provide a statement of claim, with arguments and authority for its claim, and the party's requested relief. The other party shall respond to such statement of claim setting forth its arguments and authorities, and its requested relief, if any. The party submitting the statement of claim shall then file a reply. Additional briefs on the issues presented or other matters may be requested by the panel, with or without the motion of a party (collectively referred to herein as the "Briefing Process.")

     H. Discovery. [* * *] and Smith & Wesson agree that limited discovery shall be permitted. A majority of the panel may, however, grant discovery requests by one or both parties, including requests for documents and depositions. In no event shall any party be entitled to take more than these (3) depositions or to serve more than ten (10) document requests.

                                                     Privileged and Confidential

     I. Hearing.

          (a) A hearing before the panel shall be held within fifteen (15) days of completion of the Briefing Process and shall be limited to oral arguments by each party and essential witnesses, if any, with such essential witnesses having previously been identified by the parties and leave having been granted by the panel to allow such witnesses to testify;

          (b) Testimonial evidence may be provided through affidavits;

          (c) A majority of the arbitrators shall determine whether a record should be made of some or all of the proceedings; and

          (d) The hearing venue will be set by a majority of the panel based on the best interests and convenience of the parties and the panel;

     J. Decision. The panel shall render a written decision within thirty (30) days after conclusion of the hearing, and the decision shall specify the reasons for its decision. The decision of any two arbitrators when rendered in writing shall be final and binding, and the decision shall be confidential. To the extent necessary for enforcement, the panel shall render an order that sets forth its conclusion in a manner suitable to preserve the attorney-client privilege, work-product privilege, and any other applicable privilege.


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